Exhibit 99.2
October 2022 INVESTOR PRESENTATION

COMPANY PROFILE

Well-Positioned for Growth

Ticker Symbol (NYSE)	**PINE**
Equity Market Capitalization	**$221M**
Total Enterprise Value (TEV)	**$493M**
TEV Per Square Foot	**$143**
Implied Cap Rate	**7.5%**
Net Debt to TEV[1]	**55%**
Annualized Dividend Yield	**6.8%**
Common Shares & OP Units Outstanding[3]	**13.6M**

High-Quality, 100% Retail Net Lease Portfolio

Number of Net Lease Properties	**146**
Number of States with a Property	**35**
Total Portfolio Square Feet	**3.4M**
Current Occupancy	**100%**
Annualized Base Rent (ABR)	**$39.2M**
% of ABR from Credit Rated Tenants[2]	**76%**
% of ABR from MSAs Over One Million People[4]	**57%**
% of ABR from Investment Grade-Rated Tenants[2]	**49%**

As of September 30, 2022, unless otherwise noted.

1. Net debt to Total Enterprise Value is the Company's outstanding debt, minus the Company's cash, cash equivalents and restricted cash, as a percentage of the Company's enterprise value.
2. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).
3. As of September 30, 2022; includes 1,703,494 OP Units held by third parties in Alpine Income Property OP, LP, the Company's operating partnership (the "Operating Partnership" or "OP").
4. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget.

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INVESTMENT HIGHLIGHTS

Meaningful Valuation Upside with In-Place Yield and Long-Term Growth

Accretive Asset Recycling Driving Improved Portfolio Metrics

Pure play, 100% retail portfolio growing through accretive asset recycling of predominantly non-investment grade assets at attractive pricing, with reinvestment focused on investment grade-rated tenants.

PINE's top 10 tenants now include investment grade-rated industry leaders such as Walgreens, Dollar Tree/Family Dollar, Lowes, Dollar General, Walmart, and Best Buy.

Inflation Protection by Investing Below Replacement Cost

PINE's total enterprise value (TEV) is $143 per square foot, allowing shareholders to invest below replacement cost in a portfolio rooted in higher growth, major markets throughout the United States.

- **Total Enterprise Value of $143 per square foot**
- **$99,000 Total Portfolio Weighted Average 5-Mile Average Household Income[2]**
- **144,000 Total Portfolio Weighted Average 5-Mile Total Population[2]**

Significant Discount to Peer Group

PINE trades at significant discount compared to the top peer, implying substantial valuation upside.



2022E FFO Multiple1
16.7x
15.1x
14.3x
14.2x
13.6x
12.3x
11.2x
10.5x
9.7x
Avg
ADC
NTST
FCPT
O
STOR
NNN
EPRT
PINE
SRC

Stable & Attractive Dividend

PINE has grown its quarterly dividend by 37.5% since the beginning of 2020 and now provides the highest dividend yield with one of the lowest implied payout ratios of its net lease peer group.



Payout Ratio %
6.8%
71%
Avg
EPRT
NTST
NNN
ADC
PINE
SRC
STOR
O
FCPT
2023E FFO Payout Ratio1
Dividend Yield1

As of September 30, 2022, unless otherwise noted.
$ in millions.

1. All dividend yields, payout ratios and 2022E FFO multiples are based on the closing stock price on September 30, 2022, using current annualized dividends and 2023E FFO per share estimates for the peer net lease companies from the Stifel Triple-Net REITs Comp Sheets 10/2/2022 report. 2023E FFO per share for PINE reflects consensus estimates.
2. Based on 2022 Average Household Income (5-mile) and 2021 Total Population (5-mile) data from Esri.

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© 2022 Alpine Income Property Trust, Inc. | alpinereit.com 5.8% 5.5% 5.8% 5.5% Q3 2020 Q3 2021 Q2 2022 Q3 2022 ACCRETIVE RETAIL ASSET RECYCLING 4 As of September 30, 2022. Retail Disposition Cap Rates PINE has demonstrated a consistent ability to sell retail properties at attractive valuations, regardless of the tenant credit quality, to drive accretive acquisitions of predominantly investment grade - rated tenants at an average positive spread of more than 125 bps between its retail disposition and retail acquisition cap rates Retail Properties Sold

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com OPPORTUNITY TO INVEST BELOW REPLACEMENT COST 5 As of September 30, 2022, unless otherwise noted. 1. Value is based on Total Enterprise Value for each peer net lease company is from the Stifel Triple - Net REITs Comp Sheets 10/2/20 22 report. 2. Portfolio size is based on total square feet and is from available information within each company’s published information av ail able through each company’s website, as of October 19, 2022. Portfolio information for PINE is as of September 30, 2022 FCPT NNN EPRT O ADC SRC NTST PINE STOR $0 $100 $200 $300 $400 $500 0 50 100 150 200 Value 1 Per Square Foot 2 Portfolio Size 2 Valuation Upside with a High - Quality Portfolio PINE’s total enterprise value (TEV) is $ 143 per square foot, allowing shareholders to invest below estimated replacement cost in a portfolio rooted in higher growth, major markets throughout the United States with comparable tenants to the net lease peers .. Better Margin of Safety with Stickier Tenants With an average cash rent per square foot of $ 11 .. 23 , occupancy costs for PINE’s portfolio tenants are meaningfully below what can be obtained in the market given the inflationary pressure on building costs, suggesting tenants will be more likely to exercise their renewal options at expiration .. Significant Valuation Discount to Peer Group Similar tenant exposures and comparable or better markets, with an underlying real estate valuation per square foot 42 % below the peer average .. Realizing Value Through Capital Recycling PINE has increased its disposition guidance in order to monetize at private market valuations, which in most cases are at better valuations than its current implied public market valuation .. Peer Average $246

SIGNIFICANT IMPLIED VALUATION UPSIDE


LOWE'S




BEST BUY

PINE trades at a 4.9x multiple discount to the investment grade-oriented peer group average, implying significant valuation upside


2022E FFO Multiple[1]
Investment Grade-Focused Peer Average 15.1x
ADC 16.7x
NTST 15.1x
FCPT 14.3x
O 14.2x
STOR 13.6x
NNN 12.3x
EPRT 11.2x
PINE 10.5x
SRC 9.7x
IG RATED
68%
65%
63%
43%
Not Disclosed
Not Disclosed
Not Disclosed
49%
22%
Disclosed % of Rents from Investment Grade-Rated Tenants[2,3]

As of September 30, 2022.

1. All 2023E FFO multiples are based on the closing stock price on September 30, 2022, using current annualized dividends and 2023E FFO per share estimates for the peer net lease companies from the Stifel Triple-Net REITs Comp Sheets 10/2/2022 report. 2023E FFO per share for PINE reflects consensus estimates.
2. A credit rated, or investment grade ("IG") rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC).
3. Percentage of rents from investment grade-rated tenants based on published information available through each company's website as of October 4, 2022.

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© 2022 Alpine Income Property Trust, Inc. | alpinereit.com 71% 5.6% 4.5% 5.5% 4.2% 6.8% 7.3% 5.2% 5.1% 5.5% EPRT NTST NNN ADC PINE SRC STOR O FCPT 2023E FFO Payout Ratio Dividend Yield RELATIVE OUTSIZED IN - PLACE DIVIDEND YIELD 7 As of September 30, 2022. 1. All dividend yields and payout ratios are based on the closing stock price on September 30, 2022, using current annualized di vid ends and 2023E FFO per share estimates for the peer net lease companies from the Stifel Triple - Net REITs Comp Sheets 10/2/2022 report. 2023E FFO per share for PINE reflects consensus estimat es. 2022E FFO Dividend Payout Ratio % Peer Average 5.4% PINE’s dividend is strongly supported by a conservative payout ratio and a portfolio built with an intense focus on real estate fundamentals and long - term stability .. 1 1

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com DISCIPLINED INVESTMENT STRATEGY 8 Emphasizing Attractive Supply/Demand Market Dynamics National focus, with an emphasis on major metropolitan statistical areas that exhibit attractive population trends, business - friendly policies and strong underlying supply/demand fundamentals Real Estate Fundamentals and Analytics Driven Underwriting Real estate oriented underwriting utilizing consumer location data analytics, competition indexing, market rent benchmarking and comprehensive risk assessments Industry - Leading Tenants and Well - Performing Operating Sectors Focused on aligning with tenants operating in essential business sectors, displaying stable and resilient operating trends and/or a forward - thinking, omni - channel strategy Relative Asset Value Investing Through Long - Term Relationships Concentrated on relative value - investing through deep broker, developer and tenant relationships and management’s ability to identify high - quality risk - adjusted opportunities in a highly fragmented transaction market

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com ACCELERATING INVESTMENT EXECUTION 9 $ in millions. 1. Portfolio Growth represents the aggregate gross book value of the assets in the portfolio as of September 30, 2022, compared to the gross book value of the assets in the portfolio as of December 31, 2019. $47 $75 $99 $117 $139 $220 $275 $377 $442 $486 $523 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 2021 IPO Q4 2019 Cumulative Investment Activity Since IPO More than 260% of Accretive Portfolio Growth 1 Since Inception PINE has consistently invested in high - quality net leased properties, with a focus on industry - leading tenants and essential business sectors, driving outsized risk - adjusted returns and positioning its portfolio for long - term value creation .. 2022

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com IMPROVING PORTFOLIO SIZE & DIVERSITY 10 2019 (IPO) As of September 30, 2022. 1. A credit rated, or investment grade (“IG”) rated tenant (rating of BBB - , Baa3 or NAIC - 2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). Number of Net Lease Properties 20 48 113 146 Number of States with a Property 12 18 32 35 Total Portfolio Square Feet 0.9M 1.6M 3.3M 3.4M Occupancy 100% 100% 100% 100% Annualized Base Rent (ABR) $13.3M $21.1M $36.9M $39.2M Top Tenant as a % of ABR 21% Wells Fargo (S&P: A+) 15% Wells Fargo (S&P: A+) 8% Wells Fargo (S&P: A+) 12% Walgreens (S&P: BBB) Top Sector as a % of ABR 21% Financial Services 15% General Merchandise 12% Home Furnishings 14% Pharmacy Top State as a % of ABR 26% Florida 21% Florida 18% Texas 18% Texas % of ABR from Credit Rated Tenants 1 89% 83% 74% 76% % of ABR from IG Rated Tenants 1 36% 46% 45% 49% % of ABR from Office Properties 43% 27% 8% - % 2020 2022 YTD 2021

MAJOR MARKET NET LEASE PORTFOLIO

- **Southeast and Southwest weighted portfolio, benefitting from population shifts and attractive supply/demand dynamics**
- **57% of ABR comes from metropolitan statistical areas[1] with more than one million people**
- **34% of ABR comes from the high-growth states of Texas, Florida, North Carolina, Arizona and Georgia**
- **Nearly one third of ABR comes from the Urban Land Institute's Top 25 Markets[2]**

% of Annualized Base Rent By State



> 10% | 5% - 10% | 2% - 5% | < 2%

Houston, TX	**13%**
Philadelphia, PA	5%
Detroit, MI	5%
Atlanta, GA	**5%**
Dallas, TX	**3%**
Canton, OH	3%
Tampa, FL	**2%**
New York, NY	2%
Logan, WV	2%
Tulsa, OK	2%
Seattle, WA	**2%**
Duluth, MN	2%
Charlotte, NC	**2%**
Reno, NV	2%
Baltimore, MD	2%
Dayton, OH	2%
Boston, MA	**2%**
Columbia, SC	2%
Whitewater, WI	2%
Florence, SC	2%
Asheville, NC	1%
Jacksonville, FL	1%
Lafayette, LA	1%
Morgantown, WV	1%
Hartford, CT	1%

Denotes a MSA with over one million people; **Bold denotes a Top 30 ULI Market[2]**

As of September 30, 2022.

1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference.
2. As ranked by Urban Land Institute & PWC in the '2022 Emerging Trends in Real Estate' publication.

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© 2022 Alpine Income Property Trust, Inc. | alpinereit.com EXCELLENT PORTFOLIO DEMOGRAPHICS 12 As of September 30, 2022. 1. MSA, or metropolitan statistical area, is the formal definition of a region that consists of a city and surrounding communiti es that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. 2. As ranked by Urban Land Institute & PWC in the ‘2022 Emerging Trends in Real Estate’ publication. 3. Based on 2022 Average Household Income (5 - mile) and 2022 Total Population (5 - mile) data from Esri. Total Portfolio Weighted Average 5 - Mile Average Household Income 3 $99,000 ▪ 43% of portfolio ABR comes from the top 10 MSAs 1 , with more than two - thirds coming from the high - growth markets of Houston, Atlanta, Dallas and Tampa ▪ Properties in the top 10 MSAs have a weighted average 5 - mile average household income of $109,150 3 ▪ Properties in the top 10 MSAs have a weighted average 5 - mile total population of 200,800 people 3 Denotes a MSA with over one million people; Bold denotes a Top 30 ULI Market 2 Total Portfolio Weighted Average 5 - Mile Total Population 3 144,000 Houston, TX 13% Philadelphia, PA 5% Detroit, MI 5% Atlanta, GA 5% Dallas, TX 3% Canton, OH 3% Tampa, FL 2% New York, NY 2% Logan, WV 2% Tulsa, OK 2% Seattle, WA 2% Duluth, MN 2% Charlotte, NC 2% Reno, NV 2% Baltimore, MD 2% Dayton, OH 2% Boston, MA 2% Columbia, SC 2% Whitewater, WI 2% Florence, SC 2% Asheville, NC 1% Jacksonville, FL 1% Lafayette, LA 1% Morgantown, WV 1% Hartford, CT 1%

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com Pharmacy 14% Dollar Stores 12% Home Furnishings 10% Sporting Goods 9% Home Improvement 7% Grocery 7% General Merchandise 6% Consumer Electronics 5% Health & Fitness 5% Entertainment 5% Other 20% 100% EXCELLENT TENANT CREDIT TRANSPARENCY 13 As of September 30, 2022. 1. A credit rated, or investment grade rated tenant (rating of BBB - , Baa3 or NAIC - 2 or higher) is a tenant or the parent of a tenan t with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). ▪ 76% of ABR comes from tenants or the parent of a tenant that are credit rated 1 ▪ 74% of ABR comes from tenants or the parent of a tenant that are publicly traded ▪ 37% of ABR comes from leases with contractual rent increases in the current term of the lease ▪ 7% of ABR comes from ground lease assets where PINE owns the land, and the tenant has a meaningful investment in the improvements ABR % Investment Grade 49% Not Rated 24% Non - Investment Grade 27%

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com STRONG AND STABLE TOP TENANT BASE 14 Credit Rating 1 As of September 30, 2022. 1. A credit rated, or investment grade rated tenant (rating of BBB - , Baa3 or NAIC - 2 or higher) is a tenant or the parent of a tenan t with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). BBB 12% BBB 6% BBB+ 6% BBB 5% BB 5% B - 5% AA 4% N/A 4% B - 4% BBB+ 3% 46% 100% ABR % OTHER 2% 5% 2% 5% 11% 8% 10% 8% 18% 32% Lease Rollover Schedule % of ABR Expiring 7.7 Years of Weighted Average Lease Term Remaining

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com HIGH - QUALITY TOP TENANT BASE 15 As of September 30, 2022, unless otherwise noted. 1. A credit rated, or investment grade (“IG”) rated tenant (rating of BBB - , Baa3 or NAIC - 2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). 2. Top ten tenants and percentage of rents associated with investment grade - rated tenants based on published information available through each company’s website as of October 4, 2022. EDUCATION GROUP Disclosed % of Rents from Investment Grade - Rated Tenants 1,2 68% 65% 49% 63% Not Disclosed Not Disclosed Not Disclosed 22% 43% IG RATED

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com CONSISTENT DIVIDEND GROWTH 16 $0.060 $0.200 $0.200 $0.200 $0.220 $0.240 $0.250 $0.255 $0.270 $0.270 $0.270 $0.275 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 IPO Q4 2019 Dividend Per Share Paid 2020 2021 Growing, Well - Covered Dividend ▪ Current midpoint of 2022 guidance 1 implies a 63% 2022E FFO per share dividend payout ratio ▪ Seven dividend raises since the IPO, six increases in the last two years ▪ 37.5% increase in the quarterly cash dividend since the beginning of 2020 Annualized Per Share Cash Dividend $1.10 Annualized Per Share Cash Dividend Yield 6.8% As of September 30, 2022, unless otherwise noted. 1. 2022E FFO per share for PINE is the midpoint of guidance, as provided on October 20, 2022. 2022

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com RESEARCH COVERAGE 17 Baird Wes Golladay Outperform $21.00 B. Riley Craig Kucera Buy $23.00 BTIG Mike Gorman Buy $23.00 Colliers Barry Oxford Buy $21.00 Janney Rob Stevenson Buy $20.00 Jones Jason Stewart Buy $23.00 Raymond James RJ Milligan Outperform $20.00 Stifel Simon Yarmak Buy $20.00 Truist Anthony Hau Hold $19.00 Total / Average 89% $21.11 Near Unanimous Buy or Outperform rated by Independent Analysts As of October 10, 2022. Institution Price Target Rating Covering Analyst

FINANCIAL STRENGTH

PINE has a **demonstrated access to capital**, **is focused on reducing leverage and has largely fixed its attractive cost of debt** with a weighted average interest rate on its debt outstanding of 3.7%.

Well-Capitalized Balance Sheet

Equity Market Capitalization[1]	**$221M**
Net Debt Outstanding[1,2]	**$272M**
Total Enterprise Value (TEV)[1]	**$493M**

Limited Capital Needs for Growth

- **PINE has no debt maturities until May 2026**
- **$200+ million[1] of potential liquidity via cash, restricted cash and undrawn revolving credit facility commitments**

Efficient Leverage Profile

Net Debt to TEV[3]	
Q3 2022	**55%**
Q2 2022	**54%**
Q1 2022	**56%**
Q4 2021	**50%**
Q3 2021	**44%**

Net Debt to Pro Forma EBITDA[4]	
Q3 2022	**8.3x**
Q2 2022	**8.3x**
Q1 2022	**8.8x**
Q4 2021	**8.1x**
Q3 2021	**6.9x**

Well-Staggered Debt Maturity Schedule


Debt Outstanding[1]
$100
$100
$58
$30
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
Revolving Credit Facility[5]
Secured
Unsecured

As of September 30, 2022, unless otherwise noted.
$ in millions.
1. As of September 30, 2022.
2. Net Debt Outstanding is the Company's outstanding debt, minus the Company's cash, cash equivalents and restricted cash.
3. Net Debt to TEV (Total Enterprise Value) is the Company's outstanding debt, minus the Company's cash, cash equivalents and restricted cash, as a percentage of the Company's enterprise value.
4. See the "Non-GAAP Financial Information" section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non-GAAP financial measures.
5. Reflects $58.0 million outstanding under the Company's $250 million senior unsecured revolving credit facility; the Company's senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option.

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© 2022 Alpine Income Property Trust, Inc. | alpinereit.com 2022 GUIDANCE 19 2022 revised guidance was provided in the Company’s Third Quarter 2022 Operating Results press release filed on October 20, 2 022 .. The Company’s 2022 increased guidance takes into account the Company’s year - to - date performance and revised expectations regarding the Company’s investment activities, forecasted capital markets transactions, and other significant assumptions .. Acquisitions $215 - $235 million $170 - $190 million ($45) – ($45) million Dispositions $125 - $175 million $150 - $170 million $25 – ($5) million FFO Per Diluted Share $1.60 - $1.65 $1.73 - $1.75 $0.13 - $0.10 AFFO Per Diluted Share $1.58 - $1.63 $1.74 - $1.76 $0.16 - $0.13 Weighted Average Diluted Shares Outstanding 14.0 – 14.5 million 13.5 – 13.5 million (0.5) – (1.0) million 2022 Previous 2022 Revised (Decrease) Increase

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com Q3 2022 YEAR - TO - DATE HIGHLIGHTS 20 Q3 2022 YTD FFO Per Share 1 $1.36 Year - Over - Year FFO Growth 18% Q3 2022 YTD AFFO Per Share 1 $1.37 Year - Over - Year AFFO Growth 16% Q3 2022 YTD Annualized Dividend $1.100 Year - Over - Year YTD 2022 Growth 9% 2021 Dividends Per Share $1.015 2020 Dividends Per Share $0.820 Outsized Earnings Growth Consistent Per Share Dividend Growth As of September 30, 2022. $ in millions, except per share data. 1. See the “Non - GAAP Financial Information” section and tables at the end of this presentation for a discussion and reconciliation of Net Income to non - GAAP financial measures. Contractual Base Rent Collections Portfolio Occupancy Q3 2022 100% Q3 2022 100% Q2 2022 100% Q2 2022 100% Q1 2022 100% Q1 2022 100% Q4 2021 100% Q4 2021 100% Q3 2021 100% Q3 2021 100% Q2 2021 100% Q2 2021 100% Q1 2021 100% Q1 2021 100% Scaling Investment Platform Reliable & Defensive Portfolio Acquisitions Volume Cash Cap Rate Q3 2022 $36.7 7.1% Q2 2022 $43.6 7.0% Q1 2022 $65.5 6.9% Q4 2021 $101.6 6.2% Q3 2021 $55.4 6.8% Q2 2021 $81.3 7.3% Q1 2021 $21.9 8.2%

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com 21 Committed Focus Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices Tenant Alignment Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices Alpine Income Property Trust, through its external manager, is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs .. Social Responsibility Environmental Responsibility CORPORATE RESPONSIBILITY Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Stock ownership requirements for all Directors ▪ Prohibition against hedging and pledging Alpine Income Property Trust stock ▪ Robust policies and procedures for approval of related party transactions ▪ Opted out of business combination and control share acquisition statutes in the Maryland General Corporation Law ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy Inclusive and Supportive Company Culture Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com EXPERIENCED MANAGEMENT TEAM 22 John P. Albright , President & Chief Executive Officer Former Co - Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI). Matthew M. Partridge , Senior Vice President, Chief Financial Officer & Treasurer Former Chief Operating Officer and Chief Financial Officer of Hutton; Executive Vice President, Chief Financial Officer and S ecr etary of Agree Realty Corporation (NYSE: ADC); and Vice President of Finance for Pebblebrook Hotel Trust (NYSE: PEB). Steven R. Greathouse , Senior Vice President & Chief Investment Officer Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI). Daniel E. Smith , Senior Vice President, General Counsel & Corporate Secretary Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI). Lisa M. Vorakoun , Vice President & Chief Accounting Officer Former Assistant Finance Director for the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm. Helal A. Ismail , Vice President – Investments Former Associate of Jefferies Real Estate Gaming and Lodging Investment Banking and Manager at B - MAT Homes, Inc. Alpine Income Property Trust is led by an experienced management team with meaningful shareholder alignment, deep industry relationships and a strong long - term track record ..

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com 23 Aligned Ownership CTO currently owns an approximate 16% interest in PINE, meaningfully aligning its interests with PINE shareholders Independent Board of Directors PINE has its own independent Board of Directors and realizes significant economies of scale from the 26 - member CTO team without the corresponding G&A expense Shadow Pipeline for External Growth PINE has a potential shadow pipeline within the CTO portfolio as a result of its right of first refusal on all CTO single ten ant net lease asset sales Internalization on the Horizon Internalization of management for PINE is anticipated in the future when the Company approaches or exceeds critical mass Opportunities for Collaboration PINE reviews transaction opportunities resulting from CTO’s acquisition efforts that it otherwise would not see in the market th rough normal single tenant acquisition efforts and relationships Alpine Income Property Trust is externally managed by CTO Realty Growth (NYSE : CTO) under an agreement that, combined with CTO’s ownership in PINE, provides economies of scale, significant shareholder alignment and a flexible/collapsible structure .. Benefits and Alignment of External Management Notable Management Agreement Terms ▪ Five - year initial term, with one - year extension options thereafter ▪ Quarterly management fee of 0 .. 375% , calculated on equity, net of share buybacks and issuance costs ▪ Terminable with payment of a one - time fee of 3 x the average management fee for the preceding 24 - months EXTERNAL MANAGEMENT ALIGNMENT

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com KEY TAKEAWAYS 24 As of September 30, 2022, unless otherwise noted. 1. 2022E FFO per share for PINE is the midpoint of guidance, as provided on October 20, 2022. Significant Discount to Peer Group Meaningful upside opportunity as PINE has one of the lowest 2023E FFO multiples of its net lease peer group. Stable & Growing Dividend PINE has grown its quarterly dividend by 37.5% since the beginning of 2020 and currently has a 2022E FFO 1 payout ratio of approximately 63%, one of the lowest implied payout ratios of the net lease peer group. Small Asset Base is an Opportunity for Outsized Growth Small asset denominator means management can drive outsized growth relative to its net lease peers. Disciplined Investment Strategy Real estate and credit - focused underwriting, targeting investments that exhibit strong demographic trends, leased to high - quality, industry - leading tenants. High - Quality, Transparent and Growing Portfolio 100% retail portfolio rooted in publicly - traded/credit - rated tenants, and larger markets means there is a high - quality, stable asset base and an opportunity to add a diverse array of new tenants, markets and sectors. Financial Stability Balance sheet with ample liquidity and no near - term debt maturities provides financial stability and flexibility. Aligned Sponsorship & Management Externally managed by CTO Realty Growth (NYSE: CTO), a publicly traded REIT that owns 16% of PINE and is committed to internalization of management once critical mass is attained.

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com DISCLAIMER 25 This presentation may contain “forward - looking statements .. ” Forward - looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections .. Forward - looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions .. Because forward - looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict .. As a result, the Company’s actual results may differ materially from those contemplated by the forward - looking statements .. Important factors that could cause actual results to differ materially from those in the forward - looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters, the impact of the COVID - 19 Pandemic and its variants on the Company’s business and the business of its tenants and the impact on the U .. S .. economy and market conditions generally, other factors affecting the Company’s business or the business of its tenants that are beyond the control of the Company or its tenants, and the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2021 and other risks and uncertainties discussed from time to time in the Company’s filings with the U .. S .. Securities and Exchange Commission .. Any forward - looking statement made in this presentation speaks only as of the date on which it is made .. The Company undertakes no obligation to publicly update or revise any forward - looking statement, whether as a result of new information, future developments or otherwise .. References in this presentation : 1. All information is as of September 30 , 2022 , unless otherwise noted .. 2. Annualized straight - line Base Rent (“ABR” or “Rent”) and the statistics based on ABR are calculated based on our current portfolio as of September 30 , 2022 .. 3. Dividends are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or amount of dividends in the future .. 4. A credit rated, or investment grade rated tenant (a tenant carrying a rating of BBB - , Baa 3 or NAIC - 2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) .. 5. Contractual Base Rent (“CBR”) represents the amount owed to the Company under the terms of its lease agreements at the time referenced ..

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com NON - GAAP FINANCIAL INFORMATION 26 Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) .. We also disclose Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”) and Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), all of which are non - GAAP financial measures .. We believe these non - GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs .. FFO, AFFO, and Pro Forma EBITDA do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements ; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures .. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT .. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries .. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non - cash revenues and expenses such as loss on extinguishment of debt, amortization of above - and below - market lease related intangibles, straight - line rental revenue, amortization of deferred financing costs, non - cash compensation, and other non - cash income or expense .. Such items may cause short - term fluctuations in net income but have no impact on operating cash flows or long - term operating performance .. We use AFFO as one measure of our performance when we formulate corporate goals .. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non - cash revenues and expenses such as straight - line rental revenue, amortization of deferred financing costs, loss on extinguishment of debt, above - and below - market lease related intangibles, non - cash compensation, and other non - cash income or expense .. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities .. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions .. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non - cash revenues or expenses .. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non - cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance .. FFO, AFFO, and Pro Forma EBITDA may not be comparable to similarly titled measures employed by other companies ..

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com STATEMENTS OF OPERATIONS 27 Alpine Income Property Trust, Inc. Consolidated Statements of Operations (Unaudited) (In thousands, except share, per share and dividend data) Three Months Ended Nine Months Ended September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Revenues: Lease Income $ 11,529 $ 8,171 $ 33,608 $ 20,658 Total Revenues 11,529 8,171 33,608 20,658 Operating Expenses: Real Estate Expenses 1,816 914 4,193 2,389 General and Administrative Expenses 1,460 1,371 4,370 3,687 Depreciation and Amortization 5,866 4,308 17,232 10,914 Total Operating Expenses 9,142 6,593 25,795 16,990 Gain of Disposition of Assets 11,611 544 27,248 544 Loss on Extinguishment of Debt (284) — (284) — Net Income from Operations 13,714 2,122 34,777 4,212 Interest Expense 2,544 1,066 6,347 2,299 Net Income 11,170 1,056 28,430 1,913 Less: Net Income Attributable to Noncontrolling Interest (1,400) (138) (3,572) (251) Net Income Attributable to Alpine Income Property Trust, Inc. $ 9,770 $ 918 $ 24,858 $ 1,662 Per Common Share Data: Net Income Basic $ 0.82 $ 0.08 $ 2.11 $ 0.18 Diluted $ 0.72 $ 0.07 $ 1.84 $ 0.16 Weighted Average Number of Common Shares: Basic 11,888,171 11,299,548 11,799,151 9,253,090 Diluted 1 13,591,665 12,996,503 13,502,645 10,637,934 Dividends Declared and Paid $ 0.275 $ 0.255 $ 0.815 $ 0.745 1 .. Includes the weighted average impact of 1 , 703 , 494 shares underlying OP units including ( i ) 1 , 223 , 854 shares underlying OP Units issued to CTO Realty Growth, Inc .. and (ii) 479 , 640 shares underlying OP Units issued to an unrelated third party ..

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com NON - GAAP FINANCIAL MEASURES RECONCILIATION 28 Three Months Ended Nine Months Ended September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Net Income $ 11,170 $ 1,056 $ 28,430 $ 1,913 Depreciation and Amortization 5,866 4,308 17,232 10,914 Gains on Disposition of Assets (11,611) (544) (27,248) (544) Funds from Operations $ 5,425 $ 4,820 $ 18,414 $ 12,283 Adjustments: Loss on Extinguishment of Debt 284 — 284 — Straight - Line Rent Adjustment (209) (129) (737) (393) COVID - 19 Rent Repayments — 23 45 408 Non - Cash Compensation 79 79 236 231 Amortization of Deferred Loan Costs to Interest Expense 150 87 407 236 Amort of Intangibles to Lease Income (78) (77) (248) (168) Other Non - Cash (Income) Expense 25 (6) 72 (17) Recurring Capital Expenditures — — — (41) Adjusted Funds from Operations $ 5,676 $ 4,797 $ 18,473 $ 12,539 FFO per Diluted Share $ 0.40 $ 0.37 $ 1.36 $ 1.15 AFFO per Diluted Share $ 0.42 $ 0.37 $ 1.37 $ 1.18 Alpine Income Property Trust, Inc. Non - GAAP Financial Measures Funds From Operations and Adjusted Funds From Operations (Unaudited) (In thousands, except per share data)

© 2022 Alpine Income Property Trust, Inc. | alpinereit.com NET DEBT TO PRO FORMA EBITDA RECONCILIATION 29 Alpine Income Property Trust, Inc. Non - GAAP Financial Measures Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited) (In thousands) 1. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s acquisition and disposition activity during th e t hree months ended September 30, 2022. Three Months Ended September 30, 2022 Net Income $ 11,170 Adjustments: Depreciation and Amortization 5,866 Gains on Disposition of Assets (11,611) Loss on Extinguishment of Debt 284 Straight - Line Rent Adjustment (209) Non - Cash Compensation 79 Amortization of Deferred Financing Costs to Interest Expense 150 Amortization of Intangible Assets and Liabilities to Lease Income (78) Other Non - Cash Expense 25 Interest Expense, net of Deferred Financing Costs Amortization 2,394 EBITDA $ 8,070 Annualized EBITDA $ 32,280 Pro Forma Annualized Impact of Current Quarter Acquisitions and Dispositions, Net 1 536 Pro Forma EBITDA $ 32,816 Total Long - Term Debt 286,506 Financing Costs, Net of Accumulated Amortization 1,583 Cash and Cash Equivalents (3,834) Restricted Cash (12,319) Net Debt $ 271,936 Net Debt to Pro Forma EBITDA 8.3x

INVESTOR PRESENTATION Investor Inquiries: Matthew M. Partridge, Chief Financial Officer, (407) 904 - 3324, mpartridge@alpinereit.com